SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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SECURITIES EXCHANGE ACT OF 1934

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TIME WARNER CABLE INC.

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On January 30, 2014, the following materials were posted to Time Warner Cable Inc.’s website:

TWC and Charter Comparison January 30, 2014

Forward-Looking Statements and Disclaimers

ADDITIONAL INFORMATION
Time Warner Cable expects to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) and to provide any definitive proxy statement to its security holders.  INVESTORS AND SECURITY HOLDERS OF TIME WARNER CABLE ARE URGED TO READ THIS
DOCUMENT AND ANY OTHER DOCUMENTS FILED BY TIME WARNER CABLE WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND
WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and any other documents filed with the SEC by Time Warner Cable through the web site maintained by the SEC at http://www.sec.gov.
CERTAIN INFORMATION REGARDING PARTICIPANTS
Time Warner Cable and certain of its directors and executive officers may be deemed to be participants in a solicitation under the rules of the SEC.
Security holders may obtain information regarding the names, affiliations and interests of Time Warner Cable’s directors and executive officers in
Time Warner Cable’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 15, 2013, and its proxy statement for the 2013 Annual Meeting, which was filed with the SEC on April 4, 2013.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.
FORWARD-LOOKING STATEMENTS AND DISCLAIMERS
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities.  This document includes certain forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Time Warner Cable intends  that all such
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results and any other statements about future expectations constitute “forward-looking statements.”  These forward-looking statements may be
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TWC is Better Positioned Than Charter, Reflecting
Years of Innovation and Investment
TWC has higher video and high-speed data (HSD) penetration
TWC generates more Revenue, Adjusted OIBDA and Free Cash Flow per passing
TWC provides significantly more high-definition (HD) channels and video on demand (VOD) content
• TWC invested ~$750 million in switched digital video and node splitting, resulting in TWC having the best-in-class two-way hybrid fiber coaxial (HFC) network, which has allowed us to provide significantly more HD channels and VOD capacity
• TWC TV®, our IP video app, is now available on 7 platforms with 300 live channels and over 4,000 hours of VOD in the home and up to 24 live channels and 1,200 hours of VOD from 40 networks outside of the home
TWC offers customers home management and security service over broadband (IntelligentHome); Charter does not
TWC provides customers access to over 200k Cable Wi-Fi® hotspots; Charter does not
TWC’s residential philosophy emphasizes consumer choice
• TWC: Emphasizes consumer choice; offers a variety of HSD speeds at different prices and allows consumers to choose traditional set top boxes or embrace the bring-your-own-box environment (including IPTV options such as Roku™)
• Charter: Generally deploys traditional set-top boxes in homes and forces customers to pay for those boxes
TWC offers a much stronger business services platform with an experienced team, dedicated resources and an expansive network with 860K buildings on network, including 58K fiber connected buildings, and 14K connected cell towers
TWC has a $1 billion media sales business that also sells advertising on behalf of Charter in several of Charter’s key service areas
(including LA and Dallas)
Note:  Refer to slides 9-11 for definitions, additional information and reconciliations for non-GAAP financial measures.

TWC provides a broader video experience across multiple consumer platforms, both inside and outside the home

Time Warner Cable
(12/31/2013)
Charter
(9/30/2013)
Video 38.1% 34.0%
HSD 38.9% 36.4%
Voice 17.3% 19.9%
“All Digital” Markets
NYC; Augusta, ME; Parts of KY
and IN
(1)
; Parts of LA
(100% LA in 2014)
Fort Worth, TX;
Parts of CA, SC, MA, MI
36.1% 34.6%
21.6% 13.5%
11.8% 4.5%
$106 $107
Per Average Estimated Passing:
$744 $652
268 226
161 88
88 29
TWC Has Higher Margins and Generates More
Adjusted OIBDA and FCF Per Passing, Despite More
Competitive Footprint

Source:  Company filings
Note:
(1)
(2)
Penetration
Metrics
(Residential &
Business)
LTM Margins
(2)
(3)
LTM Financials per
Customer
Relationship and
Estimated Passing
(3)
Adjusted OIBDA as % of revenue
Adjusted OIBDA less Capex as % of revenue
Free Cash Flow as % of revenue
Average Monthly Revenue Per Customer Relationship:
Residential services
Revenue
Adjusted OIBDA
Adjusted OIBDA less Capex
Free Cash Flow (reported)
Refer to slides 9-11 for definitions, additional information and reconciliations for non-GAAP financial measures. TWC metrics and LTM financials through Q4 2013; Charter metrics and LTM financials through Q3 2013 and pro forma for Bresnan, per Charter 3Q 2013 trending schedule. Charter Adjusted OIBDA calculated as reported Adjusted EBITDA less stock based compensation.
Includes Louisville, Lexington, Covington and Bowling Green, KY and Evansville, IN.
Includes residential and business services.
(3) Free Cash Flow metrics based on reported financials (not pro forma for Bresnan) as Free Cash Flow not reported pro forma for Bresnan.

TWC Has a More Advanced Video Product and
Offers Broader Customer Choice

Time Warner Cable
(12/31/2013)
Charter
(9/30/2013)
183 101
231 (NYC) 170
18K+ 10K+
75K Hours (2014) Unknown
2.8mm going to 6mm in 2014 Potentially coming 2014
Yes Not Currently Offered
Apple™ iOS, Android™, Roku™, Samsung™
Smart TVs, Xbox 360™, Amazon Kindle Fire™,
PC and Mac Computers
iOS, Android™, Amazon Kindle Fire™
300 100
Over 4,000 Unknown
Up to 24 Live Channels
(2)
and 1,200
Hours of VOD Content from 40 Networks
1 Network Group
26 TWC News Channels
16 TWC Sports Channels
10 Others (incl. English and Spanish)
None
100 Mbps (going to 300 Mbps in 2014) 100 Mbps
30K None
200K+ None
IntelligentHome (44K subscribers) None
Video #12 / HSD #13 / Voice #12 Video #11 / HSD #12 / Voice #10
Video Product
(1)
(2)
HSD and Other
Residential
Offerings
Other
Source:  Company filings, Call transcripts.
Note: TWC also sells advertising on behalf of Charter in several service areas, including LA, Dallas, Charlotte, Green Bay and Raleigh.
(1)
Source: Charter 3Q’13 Earnings Call transcript.
(2)
Channels available to customers in given markets.
Average Number of HD Channels
Most Number of HD Channels
On Demand Movies and TV Shows
VOD Hours of Capacity
STB with cloud-based guide
Whole Home DVR Offering
In-Home Live IP Linear Channels
In-Home VOD Hours (TV App)
Out-of-Home Content (TV App)
Fastest Internet Speed
Company WiFi Hotspots
Access to Cable Wi-Fi® hotspots
Home Security & Automation
J.D. Power 2013 Overall Customer
Satisfaction Rankings
TV Apps
Exclusive Local Content

Time Warner Cable
(12/31/2013)
Charter
(9/30/2013)
LTM Business services revenue $2.3 billion $0.8 billion
Customer Relationships 624 359
Video 196 166
HSD 517 245
Voice 275 138
Fiber Lit Buildings 58K 6K
Cell Towers 14K 3K
Buildings on Network 860K Unknown
Anticipated new buildings in 2014 75K Unknown
Hosting and Cloud Computing
NaviSite Offerings
Enterprise-Class Hosting
Managed Applications
Cloud Computing
Basic Web and Email Hosting
Business Services Acquisitions
NaviSite (2011)
DukeNet (2013)
None
Scale
TWC Has a Much Broader Business Services
Organization With Dedicated Resources

Business
Services Subs
(000s)
Business
Services
Offerings
(1)
Source:  Company filings, Call transcripts, Telecom Ramblings.
Note: TWC metrics and LTM financials through Q4 2013; Charter metrics and LTM financials through Q3 2013 and pro forma for Bresnan, per Charter 3Q 2013 trending schedule. TWC services cell towers in Charter’s markets through DukeNet acquisition.
(1) Charter equivalizes its business video customers and customer relationships while TWC reports billable subscribers. For commercial accounts, equivalizing results in a higher subscriber count than reporting on a billable basis (i.e., if TWC was to report on an equivalized basis the subscriber and customer relationship count would be meaningfully higher).
(2) Source: Telecom Ramblings.
(3) Source: Charter Investor Presentation 12/4/2012 (most recently available data).
(1)
(2)
(3)

THE NATIONAL ACADEMY OF TELEVISION ARTS & SCIENCES

CHANNEL CRN 2013 CHAMPIONS

TWC Has Been Recognized for Superior Technology
and Business Customer Service

TWC Technical and Engineering Emmy® Awards (Charter has none)
TWC Business Services Recognition
Engineering Award for
Outstanding
Achievement in
Technological
Development
Mid-1990s
Best Use of On
Demand Technology
Over Private Networks
for Start Over®
2005-2006
Development, Productization
and Commercialization of
Interactive Video on Demand
Two-Way Infrastructure and
Signaling
2006-2007
Pioneering the
Development of
Multi-Room DVR
2011-2012
Development and
Commercialization of
Cable Interconnects
for Local Video Ad
Insertion
2011-2012
Pioneering Work in
Implementation and
Deployment of
Network DVR
2012-2013
Pioneering
Development of VOD
Dynamic Advertising
Insertion
2012-2013
Full-Service
Network
2011
J.D. Power
Highest in Customer
Satisfaction with Large
Enterprise Business
Wireline Service
2013
CRN
Top Channel Partner in
the Network
Connectivity Category
2013
Frost & Sullivan
Primary Network Service
Provider of Choice for U.S.
Business Communications
Executives
2012

Non-GAAP Financial Measures and Reconciliation Schedules

Non-GAAP Financial Measures
In discussing its performance, the Company may use certain measures that are not calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  These measures include OIBDA, Adjusted OIBDA, Adjusted OIBDA less capital expenditures and Free Cash Flow, which the
Company defines as follows:
•
OIBDA (Operating Income before Depreciation and Amortization) means Operating Income before depreciation of tangible assets and amortization of intangible assets.
•
Adjusted OIBDA means OIBDA excluding the impact, if any, of noncash impairments of goodwill, intangible and fixed assets; gains and losses on asset sales;
merger-related and restructuring costs; and costs associated with certain equity awards granted to employees to offset value lost as a result of TWC’s separation from Time Warner Inc. on March 12, 2009.
•
Adjusted OIBDA less capital expenditures means Adjusted OIBDA minus capital expenditures.
•
Free Cash Flow means cash provided by operating activities (as defined under GAAP) excluding the impact, if any, of cash provided or used by discontinued
operations, plus (i) any income taxes paid on investment sales and (ii) any excess tax benefit from equity-based compensation, less (i) capital expenditures,
(ii) cash paid for other intangible assets (excluding those associated with business combinations), (iii) partnership distributions to third parties and (iv)
principal payments on capital leases.
Management uses OIBDA and Adjusted OIBDA, among other measures, in evaluating the performance of the Company’s business because they eliminate the effects of (i) considerable amounts of noncash depreciation and amortization and (ii) items not within the control of the Company’s operations managers (such as income tax provision, other income (expense), net, and interest expense, net).  Adjusted OIBDA further eliminates the effects of certain noncash items identified in the definition of Adjusted OIBDA above.  Adjusted OIBDA less capital expenditures also allows management to evaluate performance including the effect of capital spending decisions.  Adjusted OIBDA and Adjusted OIBDA less capital expenditures are also significant performance measures used in the
Company’s annual incentive compensation programs.  Management believes that Free Cash Flow is an important indicator of the Company’s ability to generate cash, reduce net debt, pay dividends, repurchase common stock and make strategic investments, after the payment of cash taxes, interest and other cash items.
In addition, all of these measures are commonly used by analysts, investors and others in evaluating the Company’s performance and liquidity.
These measures have inherent limitations.  For example, OIBDA and Adjusted OIBDA do not reflect capital expenditures or the periodic costs of certain capitalized assets used in generating revenue.  To compensate for such limitations, management evaluates performance through Adjusted OIBDA less capital expenditures and Free Cash Flow, which reflect capital expenditure decisions, and net income attributable to TWC shareholders, which reflects the periodic costs of capitalized assets.  Adjusted OIBDA and Adjusted OIBDA less capital expenditures do not reflect any of the items noted as exclusions in the definition of
Adjusted OIBDA above.  To compensate for these limitations, management evaluates performance through OIBDA and net income attributable to TWC shareholders, which do reflect such items.  OIBDA, Adjusted OIBDA and Adjusted OIBDA less capital expenditures also fail to reflect the significant costs borne by the Company for income taxes and debt servicing costs, the results of the Company’s equity investments and other non-operational income or expense.
Management compensates for these limitations by using other analytics such as a review of net income attributable to TWC shareholders.  Free Cash Flow, a liquidity measure, does not reflect payments made in connection with investments and acquisitions, which reduce liquidity.  To compensate for this limitation, management evaluates such investments and acquisitions through other measures such as return on investment analyses.
These non-GAAP measures should be considered in addition to, not as substitutes for, the Company’s Operating Income, net income attributable to TWC shareholders and various cash flow measures (e.g., cash provided by operating activities), as well as other measures of financial performance and liquidity reported in accordance with GAAP, and may not be comparable to similarly titled measures used by other companies.

Reconciliations of Non-GAAP Financial Measures for
the Year Ended December 31, 2013
($ in millions)

Reconciliation of Adjusted OIBDA  to Operating Income:
Adjusted OIBDA 7,980 $
Merger-related and restructuring costs (119)
Depreciation (3,155)
Amortization (126)
Operating Income 4,580 $
Adjusted OIBDA and Operating Income less capital expenditures
Total capital expenditures 3,198 $
Adjusted OIBDA less capital expenditures 4,782 $
Operating Income less capital expenditures 1,382 $
Reconciliation of Cash provided by operating activities to Free Cash Flow:
Cash provided by operating activities 5,753 $
Add:
Excess tax benefit from equity-based compensation 93
Less:
Capital expenditures (3,198)
Cash paid for other intangible assets (40)
Other (2)
Free Cash Flow 2,606 $

Reconciliations of Non-GAAP Financial Measures for
the Year Ended December 31, 2013
($ in millions, except per average estimated passing metrics)

Metrics as percentages of revenue:
Total revenue 22,120 $
Adjusted OIBDA as a percentage of revenue 36.1%
Operating Income as a percentage of revenue 20.7%
Adjusted OIBDA less capital expenditures as a percentage of revenue 21.6%
Operating Income less capital expenditures as a percentage of revenue 6.2%
Free Cash Flow as a percentage of revenue 11.8%
Cash provided by operating activities as a percentage of revenue 26.0%
Metrics per average estimated passing:
Average annual estimated passings (in thousands) 29,732
Adjusted OIBDA per average annual estimated passing 268 $
Operating Income per average annual estimated passing 154 $
Adjusted OIBDA less capital expenditures per average annual estimated passing 161 $
Operating Income less capital expenditures per average annual estimated passing 46 $
Free Cash Flow per average annual estimated passing 88 $
Cash provided by operating activities per average annual estimated passing 193 $